iShares®

iShares Trust

Supplement dated March 17, 2020 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated December 30, 2019, and

Statement of Additional Information dated December 30, 2019 (as revised March 2, 2020)

(the “SAI”) for the iShares MSCI Philippines ETF (EPHE) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective immediately, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

On March 16, 2020, The Philippine Stock Exchange, Inc., the national stock exchange of the Philippines, announced the suspension of trading, as well as clearing and settlement at the Securities Clearing Corporation, a wholly-owned subsidiary of the Philippine Stock Exchange, until further notice starting on March 17, 2020.

The suspension of trading in the Philippines or other events related to the coronavirus will have a significant impact on the Fund and its investments, will impact the Fund’s ability to purchase or sell the Philippine securities, and is expected to result in elevated tracking error and increased premiums or discounts to the Fund’s net asset value.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-EPHE-0320

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE